TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus, as supplemented, Summary Prospectus and

Statement of Additional Information, as supplemented

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Transamerica Balanced VP

Change in Sub-Adviser. J.P. Morgan Investment Management Inc. (“JPMorgan”) and BlackRock Financial Management, Inc. (“BlackRock”) will become the sub-advisers to Transamerica Balanced VP (the “Portfolio”). This change is expected to occur on or about March 31, 2011, but may occur sooner. On the effective date of the change, the Portfolio will be renamed Transamerica Multi-Managed Balanced VP. Portfolio shareholders will receive an information statement providing information regarding JPMorgan and BlackRock and their new sub-advisory agreements with Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s adviser.

In connection with the change in sub-adviser, the Portfolio’s investment objective and principal investment strategies and risks will change. The Portfolio will also have a new sub-advisory fee structure. The Portfolio’s fundamental investment restrictions will remain the same; the Portfolio’s non-fundamental investment policies of the Portfolio will be eliminated. TAM will continue to serve as the Portfolio’s investment adviser. TAM’s advisory fee will not increase as a result of these changes.

On the effective date of the change in sub-adviser, the following information will supplement and supersede any contrary information contained in the Prospectus, Summary Prospectus and Statement of Additional Information concerning the Portfolio:

NAME:

Transamerica Multi-Managed Balanced VP

INVESTMENT OBJECTIVE:

Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.

PRINCIPAL INVESTMENT STRATEGIES:

The portfolio has two sub-advisers. J.P. Morgan Investment Management Inc. (“JPMorgan”) manages the equity component of the portfolio and BlackRock Financial Management, Inc. (“BlackRock”) manages the fixed-income component of the portfolio.

The portfolio varies the percentage of assets invested in any one type of security in accordance with its sub-advisers’ interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the portfolio invests approximately 60% of its assets in equity securities and 40% of its assets in fixed-income and money market securities (investing at least 25% of its assets in fixed-income senior securities, including debt securities and preferred stocks).

Equity component - The equity component of the portfolio is normally invested primarily in equity securities of large- and medium-capitalization U.S. companies, but may invest in foreign companies included in the Standard & Poor’s 500 Composite Stock Index (the “S&P 500 Index”). Industry by industry, the portfolio’s weightings are generally similar to those of the S&P 500 Index. The portfolio’s sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.

Within each industry, the portfolio’s sub-adviser modestly may overweight stocks that it views as undervalued or fairly valued while modestly underweighting or not holding stocks that it views as overvalued.

Fixed-income component - The fixed-income component of the portfolio is normally invested primarily in investment grade debt securities and U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and mortgage-backed securities without government guarantees. Its dollar-weighted average effective maturity generally is between five and fifteen years (and does not exceed thirty years). The portfolio may also invest in U.S. Treasury and agency securities, municipal bonds, corporate bonds, asset-backed securities (including collateralized loan obligations, collateralized bond obligations and collateralized debt obligations), high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers. The portfolio may invest in securities that are denominated in U.S. dollars and in foreign currencies. Up to 20% of the fixed-income component may be invested in any or all of non-dollar securities, high yield debt securities and emerging market securities.

The portfolio may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, swaps, and forward currency contracts. These investment strategies may be employed to attempt to alter investment characteristics of the portfolio’s portfolio.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

PRINCIPAL RISKS (in alphabetical order):

•    Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

•    Asset-Backed Securities – Asset-backed securities represent participation in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest. The value of asset-backed securities may be affected by changes in credit quality or value of the assets that support the securities.

•    Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•    Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative. A default or downgrade will have a greater impact on subordinated securities.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•    Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

•    Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets is subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•    High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Interest Rate – Fixed-income securities have varying levels of sensitivity to changes in interest rates. In general, the price of a fixed-income security tends to fall when interest rates rise and can rise when interest rates fall. A change in interest rates will not have the same impact on all fixed-income securities. Generally, the longer the maturity or duration of a fixed-income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the portfolio, and the portfolio’s yield, may decline.

Certain fixed-income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. The portfolio’s yield may decline due to a decrease in market interest rates.

Inflation protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

•    Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

•    Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. The portfolio's investments in loans are also subject to prepayment or call risk.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•    Medium-Sized Companies – Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies generally are subject to more volatility in price than larger company securities.

•    Mortgage-Related Securities – Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•    Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

•    Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted.

•    Securities Lending – Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the portfolio may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•    U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

•    Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

•    Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

SUB-ADVISERS:

J.P. Morgan Investment Management Inc. The principal business address of JPMorgan is 245 Park Avenue, New York, NY 10167.

BlackRock Financial Management, Inc. The principal business address of BlackRock is 55 East 52nd Street, New York, NY 10055.

Portfolio Managers

JPMorgan:

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Scott Blasdell/2011	Portfolio Manager	JPMorgan	Portfolio Manager
Terance Chen/2011	Portfolio Manager	JPMorgan	Portfolio Manager
Raffaele Zingone/2011	Portfolio Manager	JPMorgan	Portfolio Manager

BlackRock:

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Matthew Marra/2011	Portfolio Manager	BlackRock	Portfolio Manager
Eric Pellicciaro/2011	Portfolio Manager	BlackRock	Portfolio Manager
Rick Rieder/2011	Portfolio Manager	BlackRock	Portfolio Manager

Sub-advisory Fee

Each sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the portfolio’s average daily net assets*):

JPMorgan:

0.25%

* Assets will be aggregated with similar mandates of Transamerica Funds, Transamerica Series Trust and Transamerica Partners funds managed by JPMorgan.

BlackRock:

First $1 billion	0.12%
Over $1 billion	0.05%

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Investors Should Retain this Supplement for Future Reference

January 19, 2011